Financial Instruments	6 Months Ended
Jun. 30, 2022
Disclosure Of Derivative Financial Instruments Text Block Abstract
FINANCIAL INSTRUMENTS
22.	FINANCIAL INSTRUMENTS

Fair Value.

The convertible promissory note is estimated at fair value using a binomial lattice model using the following inputs: stock price (Level 1 input); risk-free rates (Level 1 input); credit spread (Level 3 input); volatility (Level 3 input).

Sensitivity Analysis:

Type	Valuation Technique	Key Inputs	Inter-relationship between significant inputs and fair value measurement
Convertible Promissory Note	The fair value of the convertible promissory note has been calculated using a binomial lattice methodology

Key observable inputs

●  Share price June 30, 2022: $1.09

●  Risk-free interest rate June 30, 2022: 2.27%

●  Dividend yield June 30, 2022: 0%

Key unobservable inputs

●  Instrument specific spread June 30, 2022: 45%

●  Credit spread June 30, 2021: 10.84%

The estimated fair value would increase (decrease) if:

●  The share price was higher (lower)

●  The risk-free interest rate was higher (lower)

●  The dividend yield was lower (higher)

●  The instrument specific spread was lower (higher)

●  The credit spread was lower (higher)

The fair values of the Company’s cash, trade and other receivables, accounts payable and accrued liabilities and long term-debt, approximate carrying value, which is the amount recorded on the consolidated unaudited interim statement of financial position.

Credit Risk:

Credit risk is the risk of an unexpected loss if a customer or third party to a financial instrument fails to meet its contractual obligations. The Company places its cash with institutions of high creditworthiness. Management has assessed there to be a low level of credit risk associated with its cash balances.

The Company’s exposure to credit risk is influenced mainly by the individual characteristics of each customer. However, management also considers the demographics of the Company’s customer base, including the default risk of the industry and country in which customers operate, as these factors may have an influence on credit risk. In the six months ended June 30, 2022, no one customer accounted for a material amount of the Company’s revenues. Approximately 45% of the Company’s revenue for the six months ended June 30, 2021  is attributable to sales transactions with a single customer.

The Company has established a credit policy under which each new customer is analyzed individually for creditworthiness before the Company’s standard payment and delivery terms and conditions are offered. The Company’s review includes external ratings, when available, and in some cases bank references. Purchase limits are established for each customer, which represents the maximum open amount without requiring approval from the Risk Management Committee; these limits are reviewed quarterly. Certain key customers were offered extended payment terms on their purchases due to slow down from Covid-19 and budget approvals for government tenders. As a result, the Company had customers with overdue receivables on their books which resulted in the Company taking a bad debt provision on these overdue receivables which amounted to $1,097,025 on June 30, 2022, (June 30, 2021-$1,306,110).

In monitoring customer credit risk, customers are grouped according to their credit characteristics, including whether they are an individual or legal entity, whether they are a wholesale, retail or end-user customer, geographic location, industry, aging profile, maturity, and the existence of previous financial difficulties. Trade and other receivables relate mainly to the Company’s wholesale customers. Customers that are graded as “high risk” are placed on a restricted customer list and monitored by the Company.

The carrying amount of financial assets represents the maximum credit exposure, notwithstanding the carrying amount of security or any other credit enhancements.

The maximum exposure to credit risk for trade and other receivables at the reporting date by geographic region was as follows:

(in thousands)	June 30, 2022	December 31, 2021
EMEA	$977	$879
Australia	-	119
North America	448	546
Total	$1,425	$1,544

Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Company’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company’s reputation.

The Company examines current forecasts of its liquidity requirements so as to make certain that there is sufficient cash for its operating needs, and it is careful at all times to have enough unused credit facilities so that the Company does not exceed its credit limits and is in compliance with its financial covenants (if any). These forecasts take into consideration matters such as the Company’s plan to use debt for financing its activity, compliance with required financial covenants, compliance with certain liquidity ratios, and compliance with external requirements such as laws or regulation.

The Company uses activity-based costing to cost its products and services, which assists it in monitoring cash flow requirements and optimizing its cash return on investments. Typically, the Company ensures that it has sufficient cash on demand to meet expected operational expenses for a period of 90 days, including the servicing of financial obligations; this excludes the potential impact of extreme circumstances that cannot reasonably be predicted, such as natural disasters.

The Company has a factoring agreement with external funding (Note 5).

With the exception of employee benefits, the Company’s accounts payable and accrued liabilities have contractual terms of 90 days. The employment benefits included in accrued liabilities have variable maturities within the coming year.

Market risk

a)	Currency Risk

Currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. The functional currency of the Company is the USD. As at June 30, 2022, the Company’s exposure to foreign currency risk with respect to financial instruments is as follows:

(in USD thousands)	USD	NIS	CAD	Total
Financial assets and financial liabilities:
Current assets
Cash	$3,634	$140	$280	$4,054
Trade and other receivables	256	958	211	1,425
Advances to supplier	1,284	-	-	1,284
Long term receivable	-	149	-	149
Current liabilities
Accounts payable and accrued liabilities	(248)	(730)	(569)	(1,547)
Convertible debentures	(1,592)	-	-	(1,592)
Warrant liability	(4,210)	-	-	(4,210)
Total	$(876)	$517	$(78)	$(437)

10% fluctuation in exchange rate	$(88)	$52	$(8)	$(44)

b)	Interest Rate Risk

Interest rate risk is the risk that the fair value of future cash flows will fluctuate as a result of changes in interest rates. The Company’s sensitivity to interest rates is inherently involved in the fair value calculations of both the convertible promissory note and the warrant liability which are revalued each reporting period based on changing parameters which include the prevailing interest rate.

c)	Price Risk

The Company is exposed to price risk with respect to equity prices. Equity price risk is defined as the potential adverse impact on the Company’s earnings due to movements in individual equity prices or general movements in the level of the stock market. The Company closely monitors individual equity movements, and the stock market to determine the appropriate course of action to be taken by the Company.